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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                 April 11, 2000
                   (Date of Report - earliest event reported)

                        VISTA MEDICAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE                         0-22743                    95-3645543
(State or other jurisdiction       (Commission               (I.R.S. Employer
 of incorporation)                 File Number)              Identification No.)


 5451 AVENIDA ENCINAS, SUITE A                                  92008
     CARLSBAD, CALIFORNIA                                     (Zip Code)
(Address of principal executive offices)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE IS (760) 603-9120


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Item 5   Other Events.

         On April 7, 2000, we entered into a Securities Purchase Agreement (the "Purchase Agreement") with the State of Wisconsin Investment Board, Domain Partners III, L.P. and SBIC Partners, L.P. (collectively, the "Investors"). Under the terms of the Purchase Agreement, the Investors purchased an aggregate of 5,654,411 shares of our common stock (the "Shares") at a per share purchase price of $0.85 per share (the "Purchase Price"). We had previously registered the Shares under the Securities Act of 1933, as amended, on Form S-1 (registration number 333-86651).

         As of April 7, 2000, after giving effect to the sale of the Shares, the State of Wisconsin Investment Board beneficially owns 19.37%, Domain Partners III, L.P. beneficially owns 21.66% and SBIC Partners, L.P. beneficially owns 9.28% of our outstanding common stock. Percentage of ownership is calculated under the Securities and Exchange Commission's Rule 13d-3(d)(1).

         Under the Purchase Agreement, the Purchase Price may be adjusted if we sell any shares of our common stock in an original issuance transaction within the ninety-day period commencing on April 7, 2000, for a per share price less than the Purchase Price. However, the adjustment will not occur if we issue shares in connection with the exercise of warrants, stock options or repurchases of capital stock by us.

         As a condition to selling the Shares to the Investors, our Board of Directors adopted an amendment to our Bylaws which restricts our ability, in the absence of stockholder approval, to adjust the exercise price of previously granted stock options and our ability to grant stock options to officers at an exercise price which is below the then current market value of our common stock. In addition, the Purchase Agreement contains provisions pursuant to which we agreed to indemnify the Investors against any losses they may incur as a result of any breach or alleged breach or other violation of any representation, warranty covenant or undertaking by us as contained in the Purchase Agreement. Our indemnity obligation is intended to survive until the second anniversary of the closing of the sale of Shares.

         The description of the transactions set forth above is qualified in its entirety by reference to the Amendment to Restated Bylaws and the Securities Purchase Agreement filed with this Form 8-K as Exhibits 3.1 and 10.1, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         A. Assuming the receipt of the consideration paid for the Shares by the Investors, our pro forma balance sheet as of February 29, 2000 is as follows:

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             CONSOLIDATED BALANCE SHEETS

                                                                              February 29, 2000    February 29, 2000
                       ASSETS                                                      Actual              Pro Forma
                                                        December 31, 1999        (Unaudited)          (Unaudited)
                                                        -------------------   ------------------   ------------------
Current Assets:
     Cash and cash equivalents...............                $    1,368,910        $   1,360,174        $   5,951,423
     Short-term investments..................                       289,189              169,138              169,138
     Accounts receivable, net................                     1,177,109              616,823              616,823
     Inventories, net........................                     2,649,542            2,823,210            2,823,210
     Other current assets....................                       269,397              248,879              248,879
                                                        -------------------   ------------------   ------------------

     Total current assets....................                     5,754,147            5,218,224            9,809,473
     Property and equipment, net.............                     1,320,397            1,224,690            1,224,690
     Patents and other assets, net...........                       292,178              266,440              266,440
                                                        -------------------   ------------------   ------------------
Total assets.................................                $    7,366,722        $   6,709,354        $  11,300,603
                                                        ===================   ==================   ==================
        LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
     Accounts payable........................                 $     985,520        $   1,075,147        $   1,075,147
     Accrued compensation....................                       205,481              193,105              193,105
     Accrued liabilities.....................                     1,591,276            1,566,611            1,566,611
                                                        -------------------   ------------------   ------------------
Total current liabilities....................                     2,782,277            2,834,863            2,834,863
Commitments
Stockholders' equity:
   Common stock $.01 par value:
    Authorized shares - 35,000,000
    Issued and outstanding - 13,795,525 in 1999,
     13,805,493 in February 2000, 19,459,904 pro forma              137,955              138,055              194,599
     Additional paid-in capital..............                    63,042,737           63,044,766           67,579,471
     Notes receivable from stockholders......                       (78,375)             (78,375)             (78,375)
     Deferred compensation...................                      (576,738)            (518,604)            (518,604)
     Accumulated deficit.....................                   (57,941,134)         (58,711,351)         (58,711,351)
                                                        -------------------   ------------------   ------------------
Total stockholders' equity...................                     4,584,445            3,874,491            8,465,740
                                                        -------------------   ------------------   ------------------
Total liabilities and stockholders' equity...                $    7,366,722        $   6,709,354        $  11,300,603
                                                        ===================   ==================   ==================

       C.  Exhibits

       3.1       Amendment to Restated Bylaws

       10.1 Securities Purchase Agreement, dated April 7, 2000, among Vista Medical Technologies, Inc., the State of Wisconsin Investment Board, Domain Partners III, L.P. and SBIC Partners, L.P.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VISTA MEDICAL TECHNOLOGIES, INC.




   Date: April 11, 2000                  /s/ JOHN R. LYON
                                         -------------------------------------
                                         President and Chief Executive Officer




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